UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

VANGUARD MINERALS CORPORATION.
(formerly Knewtrino, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-112830	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Street, Two Union Square, 42nd Floor, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(206) 652-3246

  Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 5, 2007, our management and board of directors, in consultation with Moore & Associates, Chartered, our independent registered accounting firm, determined that we would revise our previously issued balance sheets, statements of operations, statements of stockholders’ deficit, and statements of cash flows for the fiscal year ended December 31, 2006 and each of the three month periods ended March 31, 2007, June 30, 2007 and September 30, 2007 (collectively, the “Adjusted Periods”), and concluded that such previously issued financial statements, including the auditor’s reports thereon, should no longer be relied upon.

This determination was made following our receipt of comments from the staff of the Securities and Exchange Commission, and following consultation with our management, legal and financial advisors and independent registered accounting firm. We have concluded that we should make certain adjustments, specifically that the audit report from Moore & Associates, Chartered, did not address cumulative amounts for statements of operations, stockholders’ equity and cash flows and we should adjust to address these amounts.  We also concluded that we had omitted the report of our previous accountants, Amisano Hanson, covering the fiscal year ended December 31, 2005 and that such a report had been dated February 21, 2005 in error and we should adjust to include the report and our previous accountants should adjust the report to reflect the correct date.  We Also concluded that we had not properly valued the warrants in our private placement transactions of May and July, 2006 and that we should revise our financial statements to properly account for the value of these warrants.  We also concluded that we had failed to impair our Instant Wirefree assets after abandoning the wireless business in June of 2007 and that our financial statements should be revised accordingly.

Accordingly, these adjustments were reflected in our restated filings on Form 10-QSB/A for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 and on Form 10-KSB/A for the year ended December 31, 2006. There can be no assurance that we have adequately resolved the comments from the Staff of the Securities and Exchange Commission and it is possible that we may receive additional comments on these financial statements or on our December 31, 2007 10KSB filing and that we may make the determination to make further adjustments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2008
VANGUARD MINERALS CORPORATION

By:	/s/ Vladimir Fedyunin
Vladimir Fedyunin
President, Chief Executive Officer, Principal Financial Officer & Principal Accounting Officer